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                                                        Exhibit 99.B(h)(1)(A)(i)

                               AMENDED SCHEDULE A

                               SCHEDULE OF SERIES

                               WITH RESPECT TO THE

               AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                                     BETWEEN

                               ING INVESTORS TRUST

                                       AND

                             DIRECTED SERVICES, INC.

                                                                      CLASSES
                                                                      -------
SERIES                                                           SERVICE   SERVICE 2
------                                                           -------   ---------
ING AllianceBernstein Mid Cap Growth Portfolio                      X          X
ING Capital Guardian Small/Mid Portfolio                            X          X
ING Capital Guardian U.S. Equities Portfolio                        X          X
ING Disciplined Small Cap Value Portfolio                           X          X
ING Eagle Asset Capital Appreciation Portfolio                      X          X
ING EquitiesPlus Portfolio                                          X          X
ING Evergreen Health Sciences Portfolio                             X          X
ING Evergreen Omega Portfolio                                       X          X
ING FMR(SM) Diversified Mid Cap Portfolio                           X          X
ING FMR(SM) Equity Income Portfolio                                 X          X
ING FMR(SM) Small Cap Equity Portfolio                              X          X
ING Franklin Income Portfolio                                       X          X
ING Global Real Estate Portfolio                                    X          X
ING Global Resources Portfolio                                      X          X
ING Goldman Sachs Tollkeeper(SM) Portfolio                          X          X
ING International Portfolio                                         X          X
ING Janus Contrarian Portfolio                                      X          X
ING JPMorgan Emerging Markets Equity Portfolio                      X          X
ING JPMorgan Small Cap Equity Portfolio                             X          X
ING Julius Baer Foreign Portfolio                                   X          X
ING Legg Mason Partners All Cap Portfolio                           X          X
ING Legg Mason Value Portfolio                                      X          X
ING LifeStyle Aggressive Growth Portfolio                           X          X
ING LifeStyle Growth Portfolio                                      X          X
ING LifeStyle Moderate Growth Portfolio                             X          X
ING LifeStyle Moderate Portfolio                                    X          X
ING Limited Maturity Bond Portfolio                                 X          X
ING Liquid Assets Portfolio                                         X          X

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
                                                                      CLASSES
                                                                      -------
SERIES                                                           SERVICE   SERVICE 2
------                                                           -------   ---------
ING Lord Abbett Affiliated Portfolio                                X          X
ING MarketPro Portfolio                                             X          X
ING MarketStyle Growth Portfolio                                    X          X
ING MarketStyle Moderate Growth Portfolio                           X          X
ING MarketStyle Moderate Portfolio                                  X          X
ING Marsico Growth Portfolio                                        X          X
ING Mercury Large Cap Value Portfolio                               X          X
ING Mercury Large Cap Growth Portfolio                              X          X
ING MFS Mid Cap Growth Portfolio                                    X          X
ING MFS Total Return Portfolio                                      X          X
ING Oppenheimer Main Street Portfolio(R)                            X          X
ING PIMCO Core Bond Portfolio                                       X          X
ING PIMCO High Yield Portfolio                                      X          X
ING Pioneer Equity Income Portfolio                                 X          X
ING Pioneer Fund Portfolio                                          X          X
ING Pioneer Mid Cap Value Portfolio                                 X          X
ING T. Rowe Price Capital Appreciation Portfolio                    X          X
ING T. Rowe Price Equity Income Portfolio                           X          X
ING Templeton Global Growth Portfolio                               X          X
ING UBS U.S. Allocation Portfolio                                   X          X
ING Van Kampen Equity Growth Portfolio                              X          X
ING Van Kampen Global Franchise Portfolio                           X          X
ING Van Kampen Growth and Income Portfolio                          X          X
ING Van Kampen Real Estate Portfolio                                X          X
ING VP Index Plus International Equity Portfolio                    X          X
ING Wells Fargo Mid Cap Disciplined Portfolio                       X          X
ING Wells Fargo Small Cap Disciplined Portfolio                     X          X